SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2014

SELECTICA, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Reports on Form 8-K filed by Selectica, Inc. (the “Company”) with the Securities and Exchange Commission on June 5, 2014 (the “June 5 8-K”) and June 6, 2014 (the “June 6 8-K”). The sole purpose of this Amendment is to file Exhibit 10.1 to the June 5 8-K and Exhibits 3.1, 10.2, 10.3, 10.4 and 10.5 to the June 6 8-K. No other changes have been made to the June 5 8-K or the June 6 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock.

10.1	Agreement and Plan of Merger, dated as of June 2, 2014.

10.2	Purchase Agreement, dated as of June 5, 2014.

10.3	Registration Rights Agreement, dated as of June 5, 2014.

10.4	Form of Warrant to Purchase Common Stock, with respect to the Purchase Agreement.

10.5	Forms of Voting Agreement, with respect to the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2014

SELECTICA, INC.

By:	/s/ Todd Spartz
Name:	Todd Spartz
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock.

10.1	Agreement and Plan of Merger, dated as of June 2, 2014.

10.2	Purchase Agreement, dated as of June 5, 2014.

10.3	Registration Rights Agreement, dated as of June 5, 2014.

10.4	Form of Warrant to Purchase Common Stock, with respect to the Purchase Agreement.

10.5	Forms of Voting Agreement, with respect to the Purchase Agreement.